Business combinations and capital reorganization (Details 4) - Alpha R$ in Thousands	Aug. 03, 2022 BRL (R$)
Disclosure of detailed information about business combination [line items]
Deemed cost of shares issued to Alpha shareholders	R$ 309,566	[1]
Plus: Fair value of Alpha Earn-Out Shares	25,388	[2]
Adjusted deemed cost of shares issued to Alpha shareholders	334,954
Less: Net assets of Alpha as of August 3, 2022	119,384
Listing Expense(3)	R$ 215,570	[3]

[1]	Estimated fair value determined based on average quoted market price of $7.09 per share as of August 3, 2022 and foreign exchange rate reported by the Brazilian Central Bank of $1.00 to R$5.28. The Company also determined that no separate accounting was necessary with respect to the Semantix Tecnologia Earn-Out Shares as the fair value of the Semantix Tecnologia Earn-Out Shares will be inherently reflected within the quoted price of the Semantix shares, which was used in valuing the fair value of the shares deemed to be issued in exchange for the listing service. Refer to note 17 for more information on shares issued.
[2]	The fair value of Alpha Earn-Out Shares (note 6 (ii)) was estimated to be $5.75 per share based on Monte Carlo simulation in a risk-neutral framework, and foreign exchange rate reported by the Brazilian Central Bank of $1.00 to R$5.28.
[3]	As of December 2022, the Company reassess the application of the methodology of change in foreign exchange rates according with IAS 21 and the effects of capital reorganization considers the exchange rate of the transaction in August 3 , 2022.